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                                                                   EXHIBIT 99.1




                             WASTE MANAGEMENT, INC.
                        REGULATED MEDICAL WASTE BUSINESS



                              Financial Statements
                       as of December 31, 1996 and for the
                     years ended December 31, 1996 and 1995
                         Together With Auditors' Report


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                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Management of Stericycle, Inc.:


We have audited the accompanying statement of assets to be acquired of the REGULATED MEDICAL WASTE BUSINESS OF WASTE MANAGEMENT, INC. (the "Business") as of December 31, 1996, and the related statements of revenue and direct operating expenses for each of the two years in the period ended December 31, 1996. These financial statements are the responsibility of the Business's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements were prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission, and are not intended to be a complete presentation of assets and liabilities and results of operations on a stand-alone basis of the Regulated Medical Waste Business of Waste Management, Inc.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets to be acquired of the Regulated Medical Waste Business of Waste Management, Inc. at December 31, 1996, and the revenue and direct operating expenses for each of the two years in the period ended December 31, 1996, as described in Note 1, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
March 3, 1997


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                             WASTE MANAGEMENT, INC.
                        REGULATED MEDICAL WASTE BUSINESS

                       STATEMENT OF ASSETS TO BE ACQUIRED

                             AS OF DECEMBER 31, 1996


CUSTOMER ACCOUNTS AND CUSTOMER ACCOUNT
CONTRACT COMMITMENTS                              $          --

PROPERTY AND EQUIPMENT, at cost:

Vehicles and equipment                                5,952,000

Containers                                              190,000

                                                      6,142,000

Less - Accumulated depreciation                      (4,332,000)

Net property and equipment                            1,810,000

Total assets to be acquired                       $   1,810,000


         The accompanying notes are an integral part of this statement.


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                             WASTE MANAGEMENT, INC.
                        REGULATED MEDICAL WASTE BUSINESS

               STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                1996              1995
                                                ----              ----

REVENUE                                   $   15,779,000    $   15,500,000


DIRECT OPERATING EXPENSES                     13,143,000        13,081,000

Direct operating profit                   $    2,636,000    $    2,419,000



        The accompanying notes are an integral part of these statements.


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                             WASTE MANAGEMENT, INC.
                        REGULATED MEDICAL WASTE BUSINESS

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995


SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

On December 20, 1996, Stericycle, Inc. ("Stericycle") and Waste Management, Inc. ("WMI") entered into an Asset Purchase Agreement (the "Agreement") whereby Stericycle agreed to purchase from WMI certain assets and assume certain contractual obligations of WMI's Regulated Medical Waste Business (the "Business").

The accompanying statement of assets to be acquired presents, as of December 31, 1996, the assets of the Business acquired by Stericycle pursuant to the Agreement. The acquired assets consist primarily of vehicles and medical waste containers. The Business's customer accounts and customer account contracts were also acquired by Stericycle. However, accounts receivable from the customer accounts and any assets or liabilities related to the customer account contracts as of December 20, 1996, were retained by WMI. In addition, cash, prepaid assets, certain property and equipment, income tax benefits and liabilities, accrued expenses and certain other assets and liabilities related to the Business were retained by WMI and are not included herein. Pursuant to the Agreement, Stericycle assumed certain contractual obligations that are not required by generally accepted accounting principles to be recorded in these financial statements. The statements of revenue and direct operating expenses represent those revenues and expenses that are specifically identifiable to the Business and do not include certain expenses as described in Note 3.

As a result, the accompanying financial statements are not intended to be a complete presentation of the Business's assets and liabilities and results of operations had it been operated as a stand-alone entity (see Note 3). Rather, these financial statements were prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission.

REVENUE RECOGNITION

Revenues are recognized when services are performed.

PROPERTY AND EQUIPMENT

Property and equipment (including major repairs and improvements) are


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capitalized and stated at cost. Items of an ordinary maintenance or repair nature are charged directly to operations.

The cost, less estimated salvage value, of property and equipment is depreciated over the estimated useful lives on the straight-line method as follows:
vehicles and equipment - 3 to 10 years; containers - 2 to 3 years. Depreciation expense of $825,000 and $856,000 is included in direct operating expenses in the accompanying statements of revenues and direct operating expenses for the years ended December 31, 1996 and 1995, respectively.

The property and equipment included in the accompanying statement of assets to be acquired includes the majority of vehicles and containers used by WMI to operate the Business. Certain of this property and equipment may not ultimately be acquired by Stericycle as the final list of assets acquired, and resulting purchase price, is still being negotiated.

RENT EXPENSE

WMI leased certain office and other facility space and certain equipment in several cities to operate the Business. Rent expense under these leases was $265,000 and $355,000 in 1996 and 1995, respectively.

As specified in the Agreement, Stericycle may lease or sublease certain facility space and other equipment from WMI in the future. No lease or sublease contracts have yet been signed.

DIRECT OPERATING EXPENSES

The direct operating expenses of the Business include costs associated with direct customer support to produce revenues. Such expenses (including certain allocations) include costs of vehicle drivers, vehicle operating expenses, disposal costs, depreciation, containers, supplies and certain occupancy costs. Selling, general and administrative expenses, certain employee benefit costs, interest expense, goodwill amortization and provision for income taxes incurred by WMI on behalf of and to support the Business have not been included in these financial statements since these costs have historically been included in WMI's consolidated statement of operations and have not been allocated to the various WMI businesses. Accordingly, as also indicated in Note 1, the accompanying financial statements are not intended to be a complete presentation of the Business's assets and liabilities and results of operations had it been operated as a stand-alone entity.


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